UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: January 25, 2005

(Date of earliest event reported)

GSI COMMERCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-16611	04-2958132
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

935 First Avenue, King of Prussia, PA 19406

(Address of principal executive offices and zip code)

(610) 265-3229

(Registrant’s telephone number, including area code)

1075 First Avenue, King of Prussia, PA 19406

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

In connection with the decision of Joseph N. Seibert, Senior Vice President and Chief Information Officer, to leave the Registrant, effective February 6, 2005, the Registrant and Mr. Seibert entered into a separation agreement that became binding on January 25, 2005. Pursuant to this agreement, the Registrant will pay Mr. Seibert a lump sum payment of $137,500 on March 31, 2005 and a lump sum payment of approximately $115,000 on June 30, 2005, subject to Mr. Seibert’s compliance with the terms and conditions of the agreement.

Item 9.01 Financial Statements and Exhibits

10.1	Letter Agreement, January 10, 2005, between GSI Commerce, Inc. and Joseph N. Seibert

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSI COMMERCE, INC.

By:	/s/ Michael G. Rubin
Michael G. Rubin Chairman, Co-President and Chief Executive Officer

Dated: January 31, 2005